FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2019
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

16 Financial instruments and risk management

Accounting policy

Derivative financial instruments

Derivative financial instruments are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value at subsequent balance sheet dates. Changes in the fair value of derivative financial instruments that are designated and effective as cash flow hedges of forecast third party transactions are recognised in other comprehensive income until the associated asset or liability is recognised. Amounts taken to other comprehensive income are transferred to the income statement in the period in which the hedged transaction affects profit and loss. Where the hedged item is the cost of a non-financial asset, the amounts taken to other comprehensive income are transferred to the initial carrying value of the asset.

On adoption of IFRS 9 on 1 January 2018, the Group elected to continue to apply the hedge accounting guidance in IAS 39 Financial Instruments: Recognition and Measurement. Changes in the fair values of hedging instruments that are designated and effective as net investment hedges are matched in other comprehensive income against changes in value of the related net assets. Interest rate derivatives transacted to fix interest rates on floating rate borrowings are accounted for as cash flow hedges and changes in the fair values resulting from changes in market interest rates are recognised in other comprehensive income. Amounts taken to other comprehensive income are transferred to the income statement when the hedged transaction affects profit and loss. Interest rate derivatives transacted to convert fixed rate borrowings into floating rate borrowings are accounted for as fair value hedges and changes in the fair values resulting from changes in market interest rates are recognised in the income statement. Any ineffectiveness on hedging instruments and changes in the fair value of derivative financial instruments that do not qualify for hedge accounting are recognised in the income statement within other finance costs as they arise.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting. At that point in time, any cumulative gain or loss on the hedging instrument recognised in other comprehensive income is retained there until the forecast transaction occurs. If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in other comprehensive income is transferred.

16.1 Foreign exchange risk management

The Group operates in many countries and as a consequence has transactional and translational foreign exchange exposure. It is Group policy for operating units not to hold material unhedged monetary assets or liabilities other than in their functional currencies.

Foreign exchange variations affect trading results in two ways. Firstly, on translation of overseas sales and profits into US Dollars and secondly, transactional exposures arising where some, or all of the costs of sale are incurred in a different currency from the sale. The principal transactional exposures arise as the proportion of costs in US Dollars, Sterling and Swiss Francs exceed the proportion of sales in each of these currencies and correspondingly the proportion of sales in Euros exceeds the proportion of costs in Euros.

The impact of currency movements on the cost of purchases is partly mitigated by the use of forward foreign exchange contracts. The Group uses forward foreign exchange contracts, designated as cash flow hedges, to hedge forecast third party trading cash flows up to  one year. When a commitment is entered into, forward foreign exchange contracts are normally used to increase the hedge to 100% of the exposure. Cash flows relating to cash flow hedges are expected to occur within 12 months of inception and profits and losses on hedges are expected to enter into the determination of profit (within cost of goods sold) within a further 12‑month period. The principal currencies hedged by forward foreign exchange contracts are US Dollars, Euros, Sterling and Singapore Dollars. At 31 December 2019, the Group had contracted to exchange within one year the equivalent of $2.1bn (2018: $2.1bn). Based on the Group’s net borrowings as at 31 December 2019, if the US Dollar were to weaken against all currencies by 10%, the Group’s net borrowings would increase by $78m (2018: $25m) principally due to the Euro-denominated term loans.

If the US Dollar were to weaken by 10% against all other currencies, then the fair value of the forward foreign exchange contracts as at 31 December 2019 would have been $52m lower (2018: $38m lower). Similarly, if the Euro were to weaken by 10% against all other currencies, then the fair value of the forward foreign exchange contracts as at 31 December 2019 would have been $26m higher (2018: $15m higher). Movements in the fair value of forward foreign exchange contracts would be recognised in other comprehensive income and accumulated in the hedging reserve.

A  10% strengthening of the US Dollar or Euro against all other currencies at 31 December 2019 would have had the equal but opposite effect to the amounts shown above, on the basis that all other variables remain constant.

The Group’s policy is to hedge all actual foreign exchange exposures and the Group’s forward foreign exchange contracts are designated as cash flow hedges. The net impact of transaction related foreign exchange on the income statement from a movement in exchange rates on the value of forward foreign exchange contracts is not significant. In addition, the movements in the fair value of other financial instruments used for hedging such as currency swaps for which hedge accounting is not applied, offset movements in the values of assets and liabilities and are recognised through the income statement. Hedge ineffectiveness is caused by actual cash flows in foreign currencies varying from forecast cash flows.

16 Financial instruments and risk management continued

16.2 Interest rate risk management

The Group is exposed to interest rate risk on cash, borrowings and certain currency and interest rate swaps which are at floating rates. When required the Group uses interest rate derivatives to meet its objective of protecting borrowing costs within parameters set by the Board. These interest rate derivatives are accounted for as cash flow hedges and, as such, changes in fair value resulting from changes in market interest rates are recognised in other comprehensive income and accumulated in the hedging reserve, with the fair value of the interest rate derivatives recorded in the balance sheet.

Additionally, the Group uses interest rate swaps to reduce the overall level of fixed rate debt, within parameters set by the Board. When used in this way, interest rate derivatives are accounted for as fair value hedges. The fair value movement of the derivative is offset in the income statement against the fair value movement in the underlying fixed rate debt.

Based on the Group’s gross borrowings and cash as at 31 December 2019, if interest rates were to increase by 100 basis points in all currencies then the annual net interest charge would increase by $9m (2018: $3m). A decrease in interest rates by 100 basis points in all currencies would have an equal but opposite effect to the amounts shown above.

16.3 Credit risk management

The Group limits exposure to credit risk on counterparties used for financial instruments through a system of internal credit limits. The financial exposure of a counterparty is determined as the total of cash and deposits, plus the risk on derivative instruments, assessed as the fair value of the instrument plus a risk element based on the nominal value and the historic volatility of the market value of the instrument. The Group does not anticipate non-performance of counterparties and believes it is not subject to material concentration of credit risk as the Group operates within a policy of counterparty limits designed to reduce exposure to any single counterparty.

The maximum credit risk exposure on derivatives at 31 December 2019 was $26m (2018: $37m), being the total debit fair values on forward foreign exchange contracts and currency swaps. The maximum credit risk exposure on cash at bank at 31 December 2019 was $277m (2018: $365m). The Group’s exposure to credit risk is not material as the amounts are held in a wide number of banks in a number of different countries.

Credit risk on trade receivables is detailed in Note 13.

The amounts relating to items designated as hedging instruments were as follows:

		Carrying	Carrying	Changes in	Hedge	Amounts reclassified
	Nominal	amount	amount	fair value	ineffectiveness	from hedging reserve
	amount	assets	liabilities	in OCI	in profit or loss	to profit or loss	Line item in
	$ million	$ million	$million	$ million	$ million	$ million	profit or loss
At 31 December 2019
Foreign currency risk
Forward exchange contracts[1]	2,331	26	23	(5)	–	(19)	Cash flow hedges
Interest rate risk
Interest rate swaps[2]	(120)	–	–	–	–	–	N/A
At 31 December 2018
Foreign currency risk
Forward exchange contracts[1]	2,394	37	(22)	23	–	2	Cash flow hedges
Interest rate risk
Interest rate swaps[2]	(200)	–	(3)	–	–	–	N/A
1	Presented in Trade and other receivables and Trade and other payables on the Balance Sheet.
2	Presented in Trade and other payables on the Balance Sheet.

16.4 Net investment hedge

Part of the Group’s net investment in its Euro subsidiaries is hedged by €757m  ($851m equivalent) of term loans which mitigate the foreign currency risk arising from the subsidiaries’ net assets. The loans are designated as hedging instruments for the changes in the value of the net investment that is attributable to changes in the EUR/USD spot rate, and is 100% hedged.

To assess hedge effectiveness, the Group determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the debt that is attributable to a change in the spot rate with changes in the investment in the foreign operation due to movements in the spot rate (the offset method). The Group’s policy is to hedge the net investment only to the extent of the debt principal. Hedge ineffectiveness occurs if the value of the Euro-denominated bank loan exceeds the value of the Euro subsidiaries.

16.5 Currency and interest rate profile of interest bearing liabilities and assets

Short-term debtors and creditors are excluded from the following disclosures.

Currency and interest rate profile of interest bearing liabilities:

							Fixed rate liabilities
								Weighted
								average
			Interest				Weighted	time
	Gross	Currency	rate	Total	Floating	Fixed rate	average	for which
	borrowings	swaps	swaps	liabilities	rate liabilities	liabilities	interest rate	rate is fixed
	$ million	$ million	$million	$ million	$ million	$ million	%	Years
At 31 December 2019
US Dollar	(1,005)	(118)	–	(1,123)	(268)	(855)	3.4	3.8
Other	(872)	(97)	–	(969)	(969)	–	–	–
Total interest bearing liabilities	(1,877)	(215)	–	(2,092)	(1,237)	(855)
At 31 December 2018
US Dollar	(1,142)	(193)	(3)	(1,338)	(483)	(855)	3.4	4.8
Other	(323)	(61)	–	(384)	(384)	–	–	–
Total interest bearing liabilities	(1,465)	(254)	(3)	(1,722)	(867)	(855)

In 2019, the Group also had liabilities due for deferred and contingent acquisition consideration (denominated in US Dollars, Swiss Francs and Euros) totalling $181m (2018: $127m, 2017: $160m) on which no interest was payable (see Note 14). There were no other significant interest bearing or non-interest bearing financial liabilities. Floating rates on liabilities are typically based on the one, three or six-month LIBOR (or other reference rate) relevant to the currency concerned. The weighted average interest rate on floating rate borrowings as at 31 December 2019 was less than 1% (2018: 4%).

Currency and interest rate profile of interest bearing assets:

	Cash	Currency		Floating	Fixed
	at bank	swaps	Total assets	rate assets	rate assets
	$ million	$ million	$ million	$ million	$ million
At 31 December 2019
US Dollar	181	96	277	277	–
Other	96	119	215	215	–
Total interest bearing assets	277	215	492	492	–
At 31 December 2018
US Dollar	289	60	349	349	–
Other	76	193	269	269	–
Total interest bearing assets	365	253	618	618	–

Floating rates on assets are typically based on the short-term deposit rates relevant to the currency concerned.

16 Financial instruments and risk management continued

16.6 Fair value of financial assets and liabilities

Accounting policy

Measurement of fair values

A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial assets and liabilities and non-financial assets acquired in a business combination (see Note 21).

When measuring the fair value of an asset or liability, the Group uses market observable data as far as possible. Fair values are categorised into different levels in the fair value hierarchy based on the inputs used in the valuation techniques as follows: Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (ie as prices) or indirectly (ie derived from prices); and Level 3: inputs for the asset or liability that are not based on observable data (unobservable inputs).

The Group recognises transfers between the levels of the fair value hierarchy at the end of the reporting period during which the change has occurred.

There has been no change in the classification of financial assets and liabilities, the method and assumptions used in determining fair value and the categorisation of financial assets and liabilities within the fair value hierarchy from those disclosed in the Annual Report for the year ended 31 December 2018.

The Group enters into derivative financial instruments with financial institutions with investment grade credit ratings. The fair value of forward foreign exchange contracts is calculated by reference to quoted market forward exchange rates for contracts with similar maturity profiles. The fair value of currency swaps is determined by reference to quoted market spot rates. As a result, foreign forward exchange contracts and currency swaps are classified as Level 2 within the fair value hierarchy. The changes in counterparty credit risk had no material effect on the hedge effectiveness for derivatives designated in hedge relationships and other financial instruments recognised at fair value. The fair value of investments is based upon third party pricing models for share issues. As a result, investments are considered Level 3 in the fair value hierarchy. There were no transfers between Levels 1,  2 and 3 during 2019 and 2018. With the exception of private placement debt as presented below, the carrying amount of financial assets and liabilities not measured at fair value is considered to be a reasonable approximation of fair value. For cash and cash equivalents, short-term loans and receivables, overdrafts and other short-term liabilities which have a maturity of less than three months, the book values approximate the fair values because of their short-term nature.

Long-term borrowings are measured in the balance sheet at amortised cost. As the Group’s long-term borrowings are not quoted publicly and as market prices are not available, their fair values are estimated by discounting future contractual cash flows to net present values at the current market interest rates available to the Group for similar financial instruments as at the year end. The fair value of the private placement notes is determined using a discounted cash flow model based on prevailing market rates.

The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value.

						Carrying amount			Fair value
	Fair value – hedging instruments	Amortised cost	Fair value through OCI	Fair value through profit or loss	Other financial liabilities	Total	Level 2	Level 3	Total
At 31 December 2019	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	25	–	–	–	–	25	25	–	25
Investments	–	–	–	7	–	7	–	7	7
Contingent consideration receivable	–	–	–	39	–	39	–	39	39
Currency swaps	–	–	1	–	–	1	1	–	1
	25	–	1	46	–	72
Financial liabilities measured at fair value
Acquisition consideration	–	–	–	(141)	–	(141)	–	(141)	(141)
Forward foreign exchange contracts	(22)	–	–	–	–	(22)	(22)	–	(22)
Currency swaps	–	–	(1)	–	–	(1)	(1)	–	(1)
	(22)	–	(1)	(141)	–	(164)
Financial assets not measured at fair value
Trade and other receivables	1,184	–	–	–	–	1,184
Cash at bank	–	277	–	–	–	277
	1,184	277	–	–	–	1,461
Financial liabilities not measured at fair value
Acquisition consideration	–	–	–	(40)	–	(40)
Bank overdrafts	–	–	–	–	(20)	(20)
Bank loans	–	–	–	–	(857)	(857)
Private placement debt in a hedge relationship	–	–	–	–	(120)	(120)
Private placement debt not in a hedge relationship	–	–	–	–	(880)	(880)
Trade and other payables	–	–	–	–	(944)	(944)
	–	–	–	(40)	(2,821)	(2,861)

During the year ended 31 December 2019, acquisition consideration increased by $54m due to $124m from 2019 acquisitions, $3m of remeasurement and offset by $73m of payments for acquisitions made in prior years. The fair value of contingent consideration is estimated using a discounted cash flow model. The valuation model considers the present value of expected payment, discounted using a risk-adjusted discount rate. The expected payment is determined by considering the possible scenarios, which relate to the achievement of established milestones and targets, the amount to be paid under each scenario and the probability of each scenario. As a result, contingent consideration is classified as Level 3 within the fair value hierarchy.

16 Financial instruments and risk management continued

						Carrying amount			Fair value
	Fair value – hedging instruments	Amortised cost	Fair value through OCI	Fair value through profit or loss	Other financial liabilities	Total	Level 2	Level 3	Total
At 31 December 2018	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million	$ million
Financial assets measured at fair value
Forward foreign exchange contracts	36	–	–	–	–	36	36	–	36
Investments	–	–	–	34	–	34	–	34	34
Currency swaps	–	–	1	–	–	1	1	–	1
	36	–	1	34	–	71
Financial liabilities measured at fair value
Acquisition consideration	–	–	–	(99)	–	(99)	–	(99)	(99)
Forward foreign exchange contracts	(20)	–	–	–	–	(20)	(20)	–	(20)
Currency swaps	–	–	(2)	–	–	(2)	(2)	–	(2)
Interest rate swaps	(3)	–	–	–	–	(3)	(3)	–	(3)
	(23)	–	(2)	(99)	–	(124)
Financial assets not measured at fair value
Trade and other receivables	–	1,211	–	–	–	1,211
Cash at bank	–	365	–	–	–	365
	–	1,576	–	–	–	1,576
Financial liabilities not measured at fair value
Acquisition consideration	–	–	–	(28)	–	(28)
Bank overdrafts	–	–	–	–	(32)	(32)
Bank loans	–	–	–	–	(311)	(311)
Private placement debt in a hedge relationship	–	–	–	–	(197)	(197)
Private placement debt not in a hedge relationship	–	–	–	–	(925)	(925)
Trade and other payables	–	–	–	–	(858)	(858)
	–	–	–	(28)	(2,323)	(2,351)

The fair value of contingent acquisition consideration is estimated using a discounted cash flow model. The valuation model considers the present value of risk adjusted expected payments, discounted using a risk-free discount rate. The expected payment is determined by considering the possible scenarios, which relate to the achievement of established milestones and targets, the amount to be paid under each scenario and the probability of each scenario. As a result, contingent acquisition consideration is classified as Level 3 within the fair value hierarchy.

The fair value of investments is based upon third party pricing models for share issues. As a result, investments are considered Level 3 in the fair value hierarchy.

The movements in 2019 and 2018 for financial instruments measured using Level 3 valuation methods are presented below:

	2019	2018
	$ million	$ million
Investments
At 1 January	34	21
Acquisitions	17	–
Additions	1	4
Fair value remeasurement	12	9
Distributions received	(2)	–
Disposals	(46)	–
Transfers	(9)	–
At 31 December	7	34

Contingent consideration receivable
At 1 January	–	–
Arising on acquisitions	22	–
Arising on disposals	17	–
At 31 December	39	–

Acquisition consideration liability
At 1 January	(99)	(104)
Arising on acquisitions	(103)	–
Payments	51	9
Transfers	13	–
Discount unwind	(3)	(3)
Exchange movements	–	(1)
At 31 December	(141)	(99)